  Exhibit 99.2

SUBORDINATED NOTE

U.S. $25,000,000.00	May [__], 2018

FOR VALUE RECEIVED, the undersigned, [BORROWER], an exempted company incorporated with limited liability under the laws of the Cayman Islands (the "Maker"), hereby promises to pay, subject to the provisions set forth on Annex A hereto (the "Subordination Provisions"), to the order of FUSION CONNECT, INC., a corporation organized under the laws of Delaware (together with any subsequent permitted holder hereof, the "Payee"), the principal sum of TWENTY FIVE MILLION AND NO/100 UNITED STATES DOLLARS (U.S. $25,000,000.00) not later than [May [__], 2024] or, if less, the unpaid principal amount hereof on such date.

Terms used herein have the meanings assigned to them on Annex A hereto. In addition, terms not otherwise defined herein have the meanings given to them in the Senior Credit Agreement (and, if any term is used after the Senior Obligations have been Paid-in-Full, such term shall have the meaning assigned to such term in the Senior Credit Agreement as in effect when such Payment-in-Full occurred).

By its signature below and by its payment of the purchase price for this Subordinated Note, the Payee hereby acknowledges and agrees that the Subordination Provisions are an integral part of this Subordinated Note, and irrevocably agrees to be bound by the terms of this Subordinated Note, including the Subordination Provisions.

1.
Interest; Prepayments; Payment On Demand.

(a)
Subject in each case to the Subordination Provisions, the Maker promises to pay interest on the unpaid principal amount hereof on each Payment Date from the date hereof until such principal amount is paid in full in an amount, in U.S. Dollars, equal to the Subordinated Note Interest Payment Amount for such Payment Date.

(b)
Subject in each case to the Subordination Provisions, the Maker shall repay outstanding principal of this Subordinated Note on each Payment Date to the extent amounts are available for such payment under and in accordance with the Priority of Payments (except that payments on this Subordinated Note that may be made under clause (11) of the Phase II Priority of Payments may be made solely at the option of the Maker).

(c)
Following the Payment-in-Full of the Senior Obligations, the outstanding principal amount of this Subordinated Note, and accrued and unpaid interest thereon, shall be payable UPON DEMAND of the Payee.

2.
Use of Proceeds.

The Maker shall use the proceeds of the issuance of this Subordinated Note and of the Loans made under the Credit Agreement solely as provided in Section 2.3 of the Senior Credit Agreement.

3.
Representations and Warranties.

(a)
Maker Representations, Etc. The Maker hereby represents and warrants to the Payee and the Senior Credit Agreement Holders as follows:

(1)
Existence. The Maker is an exempted company duly incorporated with limited liability under the laws of the Cayman Islands, has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets or financial condition of the Maker.

(2)
No Breach. None of the execution and delivery of this Subordinated Note, the making of the extension of credit evidenced hereby, the consummation of the transactions contemplated and compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, its Organizational Documents, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which the Maker is a party or by which the Maker is bound or to which the Maker is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument.

(3)
Action; Execution and Delivery; Enforceability. The Maker has all necessary corporate power and authority to execute, deliver and perform its obligations under this Subordinated Note; the execution, delivery and performance by the Maker of this Subordinated Note have been duly authorized by all necessary corporate action on its part; and this Subordinated Note has been duly and validly executed and delivered by the Maker and constitutes its legal, valid and binding obligation, enforceable against the Maker in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limited creditors' rights generally or by equitable principles relating to enforceability.

(4)
Approvals. No Governmental Authorizations and no notices, filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Maker of this Subordinated Note or for the validity or enforceability hereof against the Maker.

(5)
Solvency. The Maker is, both before and immediately after giving effect to the issuance of this Subordinated Note and the borrowing of the Loans under the Senior Credit Agreement, Solvent.

(6)
Consideration. The Maker acknowledges and agrees that the issuance of this Subordinated Note to the Payee on the terms set forth herein and in the Senior Credit Agreement is an express condition to the making of the Loans by the Senior Lenders under the Senior Credit Agreement and, accordingly, to the acquisition of the Collateral Obligation by the Maker; that the Senior Lenders would not otherwise extend credit to the Maker in the transactions contemplated hereby and by the Senior Credit Agreement; and, accordingly, that the Maker would not otherwise extend credit under the Underlying Credit Agreement.

(b)
Payee Representations, Etc. The Payee hereby represents and warrants to the Maker and the Senior Credit Agreement Holders as follows:

(1)
Existence. The Payee is a corporation duly organized and validly existing under the laws of the State of Delaware, has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets or financial condition of the Payee.

(2)
No Breach. None of the execution and delivery of this Subordinated Note, the making of the extension of credit evidenced hereby, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, its Organizational Documents, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which the Payee is a party or by which the Payee is bound or to which the Payee is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument.

(3)
Action; Execution and Delivery; Enforceability. The Payee has all necessary corporate power and authority to execute, deliver and perform its obligations under this Subordinated Note; the execution, delivery and performance by the Payee of this Subordinated Note have been duly authorized by all necessary corporate action on its part; and this Subordinated Note has been duly and validly executed and delivered by the Payee and constitutes its legal, valid and binding obligation, enforceable against the Payee in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limited creditors' rights generally or by equitable principles relating to enforceability.

(4)
Approvals. No Governmental Authorizations, and no notices, filings or registrations with any Governmental Authority are necessary for the execution, delivery or performance by the Payee of this Subordinated Note or for the validity or enforceability hereof against the Payee.

(5)
Solvency. The Payee is, both before and immediately after giving effect to its acquisition of this Subordinated Note, Solvent.

(6)
Consideration. The Payee acknowledges and agrees that it has received substantial benefit in the series of related transactions entered into in connection with the Underlying Credit Agreement; that the purchase of this Subordinated Note by the Payee on the terms set forth herein and in the Senior Credit Agreement is an express condition to the making of the Loans by the Senior Lenders under the Senior Credit Agreement and, accordingly, to the acquisition of the Collateral Obligation by the Maker; that the Senior Lenders would not otherwise extend credit to the Maker in the transactions contemplated hereby and by the Senior Credit Agreement; that the Maker would not otherwise extend credit under the Underlying Credit Agreement; and that, accordingly, the transactions under the Underlying Credit Agreement would not occur without the Payee's purchase of this Subordinated Note on the terms and conditions set forth herein, in the Underlying Credit Agreement and in the Credit Agreement.

(7)
Use of Proceeds. The Payee hereby expressly consents to the use of proceeds of this Subordinated Note and of the Loans made under the Senior Credit Agreement as set forth in Section 2 above for all purposes, and acknowledges and agrees that all such proceeds may be used, pledged, invested, used, commingled or otherwise disposed of by the Maker, or otherwise used in the Maker's business, in accordance with the terms set forth in the Senior Credit Agreement, the Pledge and Security Agreement and the other Transaction Documents referred to therein.

(8)
ERISA. No portion of this Subordinated Note has been funded by the Payee with "plan assets" for purposes of Section 3(42) of ERISA.

4.
Covenants.

The Maker covenants and agrees with the Payee that, until payment in full of all amounts payable by the Maker hereunder:

(a)
Conduct of Business. The Maker will (1) comply with applicable laws, rules, regulations, writs, judgments, injunctions, decrees, awards and orders with respect to it, its business and its properties, in each case except where such non-compliance could not reasonably be expected to result in a Material Adverse Effect, (2) comply in all material respects with all Material Contracts and (3) keep and maintain, or cause its Board of Directors to keep or maintain at all times, or cause to be kept and maintained at all times in the registered office of the Maker specified in its respective Constitutive Documents, all documents, books, records, accounts and other information as are required under applicable law.

(b)
Existence and Corporate Formalities. The provisions of Section 5.3 of the Senior Credit Agreement, as in effect as of the date hereof, are incorporated herein by reference and made a part of this Subordinated Note (provided that references to "Borrower" and "Administrative Agent" shall for purposes of this Section 4(b) be deemed to refer to Maker and Payee, respectively).

(c)
Notification of Payment-In-Full. The Maker shall notify the Payee in writing of the Payment-in-Full of the Senior Obligations on the date such Payment-in-Full occurs.

5.
Events of Default

(a)
Each of the following events shall constitute an "Event of Default" under this Subordinated Note:

(1)
failure of Maker to pay any principal, interest or other amount due to Payee hereunder when and where due;

(2)
any written representation, warranty or covenant made at any time by Maker to Payee in this Subordinated Note or any other Subordinated Debt Document shall prove to have been incorrect or misleading in any material respect when made; or

(3)
an "Event of Default" under and as defined in the Senior Credit Agreement shall have occurred and be continuing, provided, for the avoidance of doubt, that to the extent the Administrative Agent under the Senior Credit Agreement waives any Default or Event of Default thereunder, Payee will be deemed to have also granted a waiver for the resulting Event of Default under this Section 5(a)(3) and no Event of Default shall be outstanding.

(b)
Subject in each case to the Subordination Provisions:

(1)
upon the occurrence of an Event of Default (other than a Senior Default described in clauses (e) or (f) of the definition of "Event of Default" in the Senior Credit Agreement), any and all of the obligations hereunder, at the option of Payee, may be immediately declared due and payable, and thereupon shall immediately become in default and due and payable, and Payee may exercise any and all rights and remedies available to it at law, in equity or otherwise; and

(2)
upon the occurrence of a Senior Default described in clauses (e) or (f) of the definition of "Event of Default" in the Senior Credit Agreement, any and all of the obligations hereunder shall immediately become in default and due and payable, and Payee may exercise any and all rights and remedies available to it at law, in equity or otherwise.

6.
Notices.

All notices and other communications in respect of this Subordinated Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Subordinated Note) shall be given or made in writing (including, without limitation, by telecopy) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to either the Maker or the Payee, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Subordinated Note, all such communications shall be deemed to have been duly given when transmitted by electronic mail or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

7.
Judgment Currency.

(a)
The Maker's obligations hereunder to make payments in U.S. Dollars (each, for purposes herein, the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Payee entitled thereto of the full amount of the Obligation Currency expressed to be payable to it under this Subordinated Note. If for the purpose of obtaining or enforcing judgment against the Maker in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the applicable exchange rate thereof as of the day on which the judgment is given (such day being hereinafter referred to as the "Judgment Currency Conversion Date").

(b)
If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Maker covenants and agrees to pay, or cause to be paid, and indemnifies the Payee for such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency that could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date. The foregoing indemnity shall constitute a separate and independent obligation of the Maker and shall survive any termination of this Subordinated Note, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

(c)
For purposes of determining any rate of exchange for this Section 7, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

8.
Amendments; Successors.

(a)
This Subordinated Note may not be amended except by an instrument in writing signed by each of the Maker and the Payee and (if prior to the Payment-in-Full of the Senior Obligations) consented to in writing by the Senior Administrative Agent (which the Senior Administrative Agent may withhold in its sole and absolute discretion). This Subordinated Note shall be binding upon and inure to the benefit of the Maker and the Payee and their respective successors and permitted assigns.

(b)
The Maker shall not assign any of its rights or obligations under this Subordinated Note without the prior written consent of the Payee and (if prior to the Payment-in-Full of the Senior Obligations) the written consent of the Senior Administrative Agent (which the Senior Administrative Agent may withhold in its sole and absolute discretion).

(c)
The Payee not shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of this Subordinated Note, the Subordinated Obligations or any Subordinated Note Document:

(1)
without the prior written consent of the Maker; and

(2)           if prior to the Payment-in-Full of the Senior Obligations:

(x)
without the prior written consent of the Senior Administrative Agent (which the Senior Administrative Agent may withhold in its sole and absolute discretion); and

(y)
unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Senior Administrative Agent a joinder agreement in the form required by the Senior Administrative Agent (a "Joinder Agreement") and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Subordinated Creditor hereunder;

provided that Payee may pledge this Subordinated Note, and all rights of the Payee hereunder and all proceeds hereof, to (i) the Collateral Agent (as such term is defined in the Underlying Credit Agreement) to secure the Obligations (as such term is defined in the Underlying Credit Agreement) and to (ii) the collateral agent under that certain Second Lien Credit and Guaranty Agreement dated as of May [ ], 2018 (the "Second Lien Credit Agreement"), among Fusion, as borrower, the guarantor subsidiaries party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent, to secure the Obligations (as such term is defined in the Second Lien Credit Agreement).

9.
Governing Law; Submission to Jurisdiction; Venue.

This Subordinated Note and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Subordinated Note shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York. Each of the Maker and Payee hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Subordinated Note and the transactions contemplated hereby. Each of the Maker and the Payee hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

10.
Usury Savings Clause.

Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the obligations under this Subordinated Note, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Subordinated Note at any time exceeds the Highest Lawful Rate, this Subordinated Note shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Subordinated Note had at all times been in effect. In addition, if when this Subordinated Note has been Paid-in-Full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Subordinated Note had at all times been in effect, then to the extent permitted by law, the Maker shall pay to the Payee an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Payee and the Maker to conform strictly to any applicable usury laws. Accordingly, if the Payee contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at the Payee's option be applied to the outstanding principal amount of this Subordinated Noe or be refunded to the Maker.

11.
Waiver of Jury Trial.

EACH OF THE MAKER AND THE PAYEE, BY ITS ACCEPTANCE OF THE BENEFITS OF THIS SUBORDINATED NOTE, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBORDINATED NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12.
Expenses.

The Maker shall promptly pay all reasonable and documented out-of-pocket costs and expenses, including attorneys' fees and costs of settlement, incurred by the Payee in enforcing any obligations of or in collecting any payments due from the Maker hereunder or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work out" or pursuant to any insolvency or bankruptcy cases or proceedings. This Section 12 shall survive payment of this Subordinated Note and termination of the Subordinated Debt Documents.

13.
No Waiver; Remedies Cumulative.

No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder or under any other Subordinated Debt Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to the Payee hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Subordinated Debt Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

14.
Headings.

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

15.
Effectiveness; Counterparts.

This Subordinated Note shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Maker, the Payee and the Senior Administrative Agent of written notification of such execution and authorization of delivery thereof. This Subordinated Note may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery by the Payee or the Senior Administrative Agent of an executed counterpart of a signature page of this Subordinated Note by facsimile or in electronic format (i.e., "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Subordinated Note.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the Maker has caused this Subordinated Note to be executed and delivered by its duly authorized officers as of the date first above written.

[BORROWER]

By: ____________________________
Name:
Title:

Address for Notices:

[Address]

E-mail   [ ]
Attention [ ]

ACCEPTED AND AGREED:

FUSION CONNECT, INC.

By:
___________________________
Name:
Title:

Address for Notices:

Fusion Connect, Inc.
420 Lexington Avenue, Suite 1718
New York, New York 10170
Attention: James P. Prenetta, Jr.
Email: jprenetta@fusionconnect.com

ACKNOWLEDGED:

GOLDMAN SACHS LENDING PARTNERS LLC,
as Senior Administrative Agent

By:
___________________________
Name:
Title:

Address for Notices:

Goldman Sachs Lending Partners LLC
c/o Goldman, Sachs & Co.
30 Hudson Street, 4th Floor
Jersey City, NJ 07302

Facsimile: 212-428-4534
E-mail: gs-pfi-mo-confidential@gs.com
Attention: Operations

ANNEX A

SUBORDINATION PROVISIONS

1.
Subordination.

(a)
Until the Payment-in-Full of the Senior Obligations, all payment obligations of the Maker under this Subordinated Note shall in all cases be subject to the Priority of Payments specified in the Senior Credit Agreement.

(b)
The obligations of the Maker under this Subordinated Note are obligations only of the Maker, payable solely from the assets of the Maker and from realization of the assets and application of the proceeds thereof (which, until the Payment-in-Full of the Senior Obligations, shall be made in accordance with the Priority of Payments). No recourse shall be had for the payment of any amount owing in respect of this Subordinated Note against any officer, member, director, employee, securityholder or incorporator of the Maker or its successors or assigns for any amounts payable under this Subordinated Note. No action may be brought against any officer, member, director, employee, securityholder or incorporator of the Maker. It is understood that the foregoing provisions of this Section 1(b) shall not, subject to the remainder of the Subordination Provisions, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Subordinated Note.

(c)
Notwithstanding anything to the contrary contained in any Subordinated Note Document, the Maker and the Payee covenant and agree that the Subordinated Obligations are subordinated and subject in right of payment to the Senior Obligations such that holders of the Senior Obligations shall be entitled to be Paid-in-Full before any Subordinated Creditor is entitled to receive any Distribution on account of the Subordinated Obligations and, in that connection, unless and until the principal of, premium, and interest on, and all other amounts in respect of, all Senior Obligations shall have been Paid-in-Full:

(1)
no Distribution on account of the principal of, premium or interest on, or any other amount in respect of, the Subordinated Obligations shall be made by or on behalf of the Maker; and

(2)
no Subordinated Creditor shall accept any Distribution or take any Enforcement Action with respect to the Subordinated Obligations,

provided that the Maker shall pay, and each Subordinated Creditor shall be entitled to receive and retain from time to time, principal of and interest on this Subordinated Note on each Payment Date to the extent amounts are available for such payment under and in accordance with the Priority of Payments (except that payments on this Subordinated Note that may be made under clause (11) of the Phase II Priority of Payments may be made solely at the option of the Maker).

2.
Insolvency.

(a)
In the event of any Insolvency Proceeding, the Senior Obligations shall first be Paid-in-Full before any Distribution (whether by purchase, acquisition or otherwise), whether in cash, securities or other Property, shall be made to any Subordinated Creditor on account of such Subordinated Obligations;

(b)
during any Insolvency Proceeding, any Distribution prior to the Payment-in-Full of the Senior Obligations which would otherwise (but for these Subordination Provisions) be payable or deliverable in respect of Subordinated Obligations shall be paid or delivered directly to the Senior Credit Agreement Holders until all Senior Obligations shall have been Paid-in-Full;

(c)
each Subordinated Creditor hereby agrees to file or cause to be filed on its behalf an appropriate proof of claim in respect of such Subordinated Creditor and take such action, to the extent commercially reasonable, to cause such proof of claim to be approved in such Insolvency Proceeding;

(d)
each Subordinated Creditor, at any time prior to the Payment-in-Full of the Senior Obligations:

(1)
irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to the Senior Administrative Agent for the application to the Senior Obligations until all Senior Obligations have been Paid-in-Full, and

(2)
irrevocably authorizes and empowers the Senior Administrative Agent, in the name of each such Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions until all Senior Obligations shall have been Paid-in-Full;

(e)
each Subordinated Creditor hereby agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Obligations or any liens and security interests securing, or purporting to secure, the Senior Obligations;

(f)
no Subordinated Creditor will object to, or otherwise contest (or support any other Person contesting), any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any holder of the Senior Obligations; and

(g)
no Subordinated Creditor will object to, or otherwise contest (or support any other Person contesting), (1) any request by the Maker to provide the holders of the Senior Obligations with adequate protection or (2) any objection by the holders of the Senior Obligations to any motion, relief, action or proceeding based on the holders of the Senior Obligations claiming a lack of adequate protection.

3.
Sale, Transfer or other Disposition of Subordinated Obligations.

Notwithstanding the failure of any transferee of this Subordinated Note, the Subordinated Obligations or any Subordinated Note Document to execute or deliver a Joinder Agreement in accordance with the requirements of this Subordinated Note, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of this Subordinated Note or the Subordinated Obligations, these Subordination Provisions shall be binding upon the successors and assigns of each Subordinated Creditor, and any liabilities incurred by any holder of the Senior Obligations arising out of any transferee's failure to execute or deliver a Joinder Agreement in accordance herewith shall be for the account of, and be owing by, the transferor to such holder of Senior Obligations.

4.
Subrogation.

Upon the Payment-in-Full of all Senior Obligations, the Subordinated Creditors shall be subrogated to all rights of any holder of Senior Obligations to receive any further Distributions applicable to the Senior Obligations, until the Subordinated Obligations shall have been Paid-in-Full, and such Distributions received by the Subordinated Creditors by reason of such subrogation, of cash, securities or other Property which otherwise would be paid or distributed to the holders of Senior Obligations, shall, as between the Maker and its creditors other than the holders of Senior Obligations, on the one hand, and the Subordinated Creditors, on the other hand, be deemed to be a payment by the Maker on account of Senior Obligations and not on account of Subordinated Obligations. All rights of subrogation (whether arising under these Subordination Provisions, by contract, in law, in equity or otherwise) of the holders of the Subordinated Obligations are subordinated and subject in right of payment to the Senior Obligations in the same manner as the Subordinated Obligations is subordinated to the Senior Obligations under these Subordination Provisions.

5.
Turnover by the Subordinated Creditor.

If any Distribution in respect of any Subordinated Debt Document shall be received by a Subordinated Creditor in contravention of these Subordination Provisions, then such Subordinated Creditors will promptly deliver such Distribution, to the extent necessary to indefeasibly Pay-in-Full all such Senior Obligations, to the Senior Credit Agreement Holders.

6.
No Petition.

No Subordinated Creditor shall, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after the Payment-in-Full of the Senior Obligations, commence, or join with any creditor (other than any Person to whom Senior Obligations are owed) in commencing, or directly or indirectly cause the Maker to commence, or assist the Maker in commencing, any Insolvency Proceeding.

7.
No Waiver.

These Subordination Provisions shall not be affected by (a) any amendment or modification of, or addition or supplement to, the Senior Credit Agreement or any other document or agreement evidencing or securing any Senior Obligations, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Credit Agreement or any other document or agreement evidencing or securing any Senior Obligations, or (c) any waiver, consent, release, extension, renewal, modification, delay, or other action, inaction or omission in respect of the Senior Credit Agreement or any other document or agreement evidencing or securing any Senior Obligations.

The Subordinated Creditors acknowledge that Senior Credit Agreement or any other document or agreement evidencing or securing any Senior Obligations may be amended, restated, refinanced, supplemented or otherwise modified without the consent of or notice to any Subordinated Creditor, provided that:

(1)
the Payee shall not be bound by any amendment, supplement or other modification to Section 7 of the Senior Credit Agreement (or any definition of any term used therein) that materially and adversely affects the Payee unless the Payee has provided its prior written consent thereto; and

(2)
amendments, supplements or other modifications to the Specified Provisions (or the addition of any other provision to the Senior Credit Agreement after the Closing Date) (other than any amendment, supplement or other modification that would be necessary or desirable in the sole discretion of the Senior Creditor for the Maker to comply with and otherwise perform the Maker's obligations under the Senior Credit Agreement or any or any other document or agreement evidencing or securing any Senior Obligations) that would have a material adverse effect on the ability of the Maker to the make payments on this Subordinated Note in accordance with its terms, or otherwise would have a material adverse effect on the rights or remedies of the Payee hereunder, shall require the prior written consent of the Payee (not to be unreasonably withheld or delayed); provided any amendments, supplements or other modifications to the Specified Provisions shall not require the consent of the Payee to the extent the purpose of any such amendments, supplements or modifications would be necessary or desirable for the compliance with or performance of Maker’s obligations under the Underlying Credit Agreement or any other Underlying Instrument.

8.
Continuation; Third Party Beneficiary.

These Subordination Provisions constitute a continuing agreement and (a) shall remain in full force and effect until the Senior Credit Agreement has been terminated and all Senior Obligations have been Paid-in-Full, (b) shall be binding upon each Subordinated Creditor and Maker and their respective successors, transferees and assignees, and (c) are intended for the benefit of, and will be enforceable as express third party beneficiaries by, the holders of the Senior Obligations and by the Senior Administrative Agent on their behalf.

9.
No Impairments; Automatic Restoration.

These Subordination Provisions are solely for the purpose of defining the relative rights of the Senior Credit Agreement Holders on the one hand and the Subordinated Creditors on the other hand, and nothing herein shall impair, as between the Maker and the Subordinated Creditors, the obligation of the Maker, which is unconditional and absolute, to pay to the Subordinated Creditors the principal of and interest owing hereunder in accordance with the terms hereof. These Subordination Provisions shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Maker in respect of the Senior Obligations is rescinded or must be otherwise restored by any holder of the Senior Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

10.
Amendments.

Prior to the Payment-in-Full of the Senior Obligations, no Subordinated Debt Document shall be amended, restated, supplemented or otherwise modified without the prior written consent of the Senior Administrative Agent.

11.
Subordination Agreement.

These Subordination Provisions shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. Accordingly, these Subordination Provisions are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

12.
Definitions.

As used in these Subordination Provisions (and as otherwise used in this Subordinated Note), the following terms have the respective meanings set forth below:

"Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy".

"Debtor Relief Laws" means, collectively:

(a)
the Bankruptcy Code;

(b)
with respect to any Person organized or domiciled in the Cayman Islands, Part V of the Companies Law (2016 Revision) of the Cayman Islands, the Bankruptcy Law (1997 Revision) of the Cayman Islands, the Foreign Bankruptcy Proceedings (International Cooperation) Rules 2008 of the Cayman Islands and the Companies Winding Up Rules 2008 of the Cayman Islands; and

(c)
all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States, any state thereof, the Cayman Islands or any other applicable jurisdictions from time to time in effect.

"Distribution" means, with respect to any indebtedness or Obligation, (a) any direct or indirect payment or distribution (whether in respect of principal, interest, fees or otherwise) by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness or obligation in or upon any property of any Person.

"Enforcement Action" means (a) to take from or for the account of the Maker, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Maker, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against the Maker to (1) enforce payment of or to collect the whole or any part of the Subordinated Obligations or (2) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Obligations, (c) to accelerate the Subordinated Obligations, (d) to exercise any put option or to cause the Maker to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document or (e) take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Maker.

"Insolvency Proceeding" means:

(a)
any insolvency, bankruptcy, receivership, liquidation, moratorium, reorganization, readjustment, arrangement, composition or other similar proceeding relating to the Maker or any Property of the Maker;

(b)
any proceeding for the liquidation, dissolution or other winding-up of the Maker, voluntary or involuntary, regardless of whether involving insolvency or bankruptcy proceedings;

(c)
any general assignment by the Maker for the benefit of creditors; or

(d)
any other marshaling of the assets of the Maker,

in each case whether under any Debtor Relief Law, other similar laws or otherwise.

"Obligations" means any principal, interest (including any interest accruing on or subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law and including an default interest), premium, penalties, fees, indemnifications and reimbursements, and guarantees of payment of such principal, interest, penalties, fees, indemnifications and reimbursements, and all other amounts, payable under the documentation governing such Obligations.

"Payment Date" means:

(a)
until the Payment-in-Full of the Senior Obligations, a "Payment Date" under and as defined in the Senior Credit Agreement; and

(b)
thereafter, each three month anniversary of the immediately preceding Payment Date (or, if any such anniversary day is not a Business Day, the immediately succeeding Business Day).

"Payment-in-Full" means, with respect to any outstanding Obligations, shall mean the (a) termination or expiration of all commitments of the holders of such Obligations to extend credit or make loans or other credit accommodations to the Maker under the documents governing such Obligations, (b) the payment in full, in cash in immediately available funds, of all of such Obligations and (c) the termination or expiration of all of the documents governing such Obligations. "Paid-in-Full" and "Pay-in-Full" shall have corresponding meanings.

"Property" means, with respect to any Person, any interests of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

"Senior Administrative Agent" means the "Administrative Agent" as such term is defined in the Senior Credit Agreement.

"Senior Credit Agreement" means the Credit Agreement dated as of May [__], 2018 by and among the Maker, as Borrower; Goldman Sachs Lending Partners LLC ("GS"), as Lender; GS, as Administrative Agent, and U.S. Bank National Association, as Collateral Agent and Collateral Custodian, including any amendment, extension, renewal, increase, modification or restatement thereof or supplement thereto, or any agreement refinancing any of the indebtedness thereunder, in each case as the same shall from time to time be successively amended, extended, renewed, increased, modified, restated, supplemented or refinanced.

"Senior Credit Agreement Holders" means the Senior Lenders, the Senior Administrative Agent and the other "Agents" as defined in the Senior Credit Agreement.

"Senior Default" means a "Default" or "Event of Default" under and as defined in the Senior Credit Agreement.

"Senior Lenders" means the "Lenders" under and as defined in the Senior Credit Agreement.

"Senior Obligations" means the "Obligations" as such term is defined in the Senior Credit Agreement.

"Specified Provisions" means the following provisions of the Senior Credit Agreement: Sections 2.9, 5.3, 5.7, 5.8, 5.9, 5.10, 5.11 and 9 (and any definition of any term used in such Sections).

"Subordinated Creditor" means the Payee and any other permitted holder of the Subordinated Obligations.

"Subordinated Debt Documents" means this Subordinated Note and all other agreements, documents and instruments evidencing the Subordinated Obligations, as the same may be amended, restated, refinanced, supplemented or otherwise modified from time to time as permitted hereunder.

"Subordinated Note Interest Payment Amount" means, with respect to any Payment Date:

(a)
until the Payment-in-Full of the Senior Obligations, the "Subordinated Note Interest Payment Amount" for such Payment Date under and as defined in the Senior Credit Agreement; and

(b)
thereafter, the aggregate amount of interest earnings on amounts on deposit in the "Primary Reserve Account" under and as defined in the Credit Agreement during the period from the immediately preceding Payment Date to but excluding such Payment Date.

"Subordinated Obligations" means and includes all Obligations of the Maker now or hereafter existing, whether fixed or contingent, in respect of principal, interest (including interest accruing after the filing of a petition under any Debtor Relief Law, to the extent allowed), fees, indemnification or any other amount in respect of the Subordinated Debt Documents.